UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  September 2, 2005

                        ADM TRONICS UNLIMITED, INC.
          (Exact name of registrant as specified in its charter)


          Delaware            000-17629                22-1896032
       (State or other       (Commission              (IRS Employer
        jurisdiction of       File Number)            Identification
        incorporation)                                     No.)



             224-S Pegasus Avenue, Northvale, New Jersey 07647
            (Address of principal executive offices) (Zip Code)


                           (201) 767-6040
                   Registrant's Telephone Number


Check the appropriate box below if the Form 8-K is intended to
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[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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    the Exchange Act (17 CFR 240.13e-4(c)).












Item 4.02. 	Non-Reliance on Previously Issued Financial Statements or a
            Related Audit Report or Completed Interim Review.

   (a) On September 2, 2005, the Board of Directors (the "Board") of ADM Tronics Unlimited, Inc., a Delaware corporation (the "Company"), on the recommendation of the Company's management and after discussions with its independent auditors, made an internal determination and concluded that the financial statements contained in the Company's Quarterly Report on Form 10-QSB for the Company's fiscal quarters ended September 30, 2004, December 31, 2004 and June 30, 2005 (the "Form 10-QSBs") and the financial statements previously audited by the Company's prior auditors and contained in the Company's Annual Report on Form 10-KSB for the Company's fiscal year ended March 31, 2005 (the "Form 10-K"), requires restatement related to the accounting for the fair value of warrants issued with convertible debt, and a beneficial conversion feature related to the convertible debt issued with respect to the financing for the Company's subsidiary, Ivivi Technologies, Inc. as previously accounted for by the Company.

        The total amount attributable to the warrants will change and the beneficial conversion feature will be recorded as a debt discount and will be amortized over the life of the related debt. While our review is not yet complete, it has progressed sufficiently to allow us now to conclude that we expect to restate and amend our financial statements for the above periods.

        These charges represent non-cash items, and the Company's revenues, cash flows and liquidity will not be affected by this restatement.

        The decision to restate the financial statements was made by the Board, upon the recommendation of the Company's management and with the concurrence of the Company's independent auditors. In addition, the Board, upon recommendation of management, made an internal determination that the previously issued financial statements contained in the Form 10-QSBs and the Form 10-KSB should not be relied upon.

        The net effect of the restatement, described above and which relates to the fair value of warrants issued with convertible debt, and a beneficial conversion feature related to the convertible debt, would be to increase our net loss and net loss per share during the reporting periods.

        On September 1, 2005, the Board discussed the matters disclosed in this Item 4.02(a) with management and with the Company's auditors, Raich, Ende & Malter Co. LLP. The Company's auditors informed the Board that they concur with the conclusions described above.

        The Company intends to file a Form 10-QSB/A and Form 10-KSB/A amending the Form 10-QSBs and Form 10-K, respectively, to include the respective restated financial statements as soon as practicable.







                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ADM Tronics Unlimited, Inc.
                                                By:  /s/ Andre' DiMino
                                              Name:      Andre' DiMino
                                             Title:      President

Dated: September 2, 2005